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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 13, 2005

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

           Delaware                                               33-0074499
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     0-17287
                         ------------------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
----------------------------------------------------------         ------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (951) 699-4749
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         ------------------------------
         (Former Name or Former Address, if Changed, Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 13, 2005, Outdoor Channel Holdings, Inc. (the "Company") issued a press release announcing that it had filed an amended and restated quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004 (the "Form 10-Q/A") and an amended and restated annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K/A") with the Securities and Exchange Commission. Each of the Form 10-Q/A and the Form 10-K/A contained restated consolidated financial statements of the Company for the respective period, and the press release summarized the impact of the restatements.

         Upon completion of the review of certain other accounting matters, as described in a Form 8-K filed with the Securities and Exchange Commission on May 10, the Company concluded that no additional changes to the Company's financial statements for the fiscal quarters ended September 30, 2004 and December 31, 2004 were required. Accordingly, the Form 10-Q/A and the restated financial statements included therein primarily reflect the effects of a decrease in the non-cash, non-recurring compensation expense resulting from a correction of the accounting treatment of certain of the options issued in connection with the acquisition of the remaining minority interest in The Outdoor Channel, Inc. that the Company did not previously own and certain other minor corrections to the notes to the financials. The Form 10-K/A and the restated financial statements included therein primarily reflect the effect of these corrections in the fiscal quarter ended September 30, 2004 on the consolidated financial statements for the fiscal year ended December 31, 2004. Please see the Form 10-Q/A and the Form 10-K/A for more detailed information regarding the restatements.

         A copy of the Company's press release issued on May 13, 2005 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

Exhibit Index
Exhibit No.               Description
-------------             ------------------------------------------------------
99.1                      Press Release of Outdoor Channel Holdings, Inc. dated
                          May 13, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.


By:    /s/ Thomas E. Hornish
       ---------------------
Name:  Thomas E. Hornish
Title: General Counsel

Dated:  May 13, 2005



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Exhibit Index
Exhibit No.               Description
-------------             ------------------------------------------------------
99.1                      Press Release of Outdoor Channel Holdings, Inc. dated
                          May 13, 2005.